Exhibit 10.1

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED
INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)
NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE
COMPANY IF PUBLICLY DISCLOSED

CT 0067368-03

THIRD AMENDMENT to OPTION FOR A LICENSE AGREEMENT
This Third Amendment entered into on the date of last signature to this Third Amendment by and between MacroGenics, Inc., a Delaware corporation having a principal office located at 9704 Medical Center Drive, Rockville, MD 20850 (“MacroGenics”), and Les Laboratoires Servier, a company organized and existing under the laws of France, having a principal office located at 50 rue Carnot 92284 Suresnes (“LLC”) and Institute de Recherches Servier, a company organized and existing under the laws of France, having a principal office located at 3 rue de la République – 92150 Suresnes – France (“IdRS”) and LLS and IdRS hereinafter collectively referred to as “Servier”). MacroGenics and Servier are each referred to herein by name or as a “Party” or, collectively, as “Parties”.
WHEREAS, Servier and MacroGenics executed an Option for a License Agreement on September 19, 2012, as amended on 14 June 2017 and 5 March 2018 (the “Agreement”);
WHEREAS, the Parties wish to further amend the Agreement as set forth below;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to the following terms and conditions:
1. All capitalized terms used in this Third Amendment, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.
2. Section 5.4.3(c) shall be modified as follows:
Servier Phase 2 Clinical Trial Funding: For each Global Development Plan, Servier shall reimburse MacroGenics for up to the first [***] of Development Costs incurred by MacroGenics in conducting or participating in Phase 2 Clinical Trials for Licensed Products included in such Global Development Plan.
[***]. In addition to the funding Servier is obligated to provide under Section 5.5.1(a), [***] Servier shall reimburse MacroGenics for up to [***] for Development Cost it incurs in conducting the [***].
For the sake of clarity, Servier may decide to withdraw from the study before [***]. In that case Servier will notify its intention in writing to MacroGenics and either (i) no additional cost is to occur for Servier from that notification if MacroGenics decides to continue the study; or (ii) if MacroGenics at such point decides to discontinue the study, Servier will cooperate to wind down the study and comply with applicable Laws and ethical requirements, and any wind down costs which require reimbursement in excess of

Exhibit 10.1

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED
INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)
NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE
COMPANY IF PUBLICLY DISCLOSED

CT 0067368-03

the [***] amount described in the preceding paragraph would be capped to [***] for Servier.
It is further understood that should Servier decide to move into phase 2 Clinical Trials, Servier will continue to reimburse MacroGenics in the same manner until the total amount of such reimbursement equals [***]. For clarity if Servier elects to continue [***], it will be deemed that Servier has decided to move into Phase 2 Clinical Trials and it will continue to reimburse MacroGenics in the same manner until the total amount of such reimbursement equals [***].
3. This Third Amendment and the Agreement constitute the entire agreement of the parties and supersede any and all prior agreements, written or oral, between Servier and MacroGenics relating to the subject matter of this Third Amendment and the Agreement and neither may be amended unless agreed to in writing by both parties.
[Signature page as follows]

Exhibit 10.1

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED
INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)
NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE
COMPANY IF PUBLICLY DISCLOSED

CT 0067368-03

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this First Amendment to be executed by their respective duly authorized representative.

MacroGenics, Inc. Name:__________________________ Title:___________________________ Date:___________________________	Les Laboratories Servier Name:__________________________ Title:___________________________ Date:___________________________
Name:__________________________	Name:__________________________

Title:___________________________	Title:___________________________

Date:___________________________	Date:___________________________

Institute de Recherches Servier Name:__________________________ Title:___________________________ Date:___________________________
Name:__________________________

Title:___________________________

Date:___________________________